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                                                                    EXHIBIT 10.1

                                                              August 27, 2003




Carl Rausch
Biopure Corporation
11 Hurley Street
Cambridge, MA 02411

RE: Agreement concerning sale of common stock

Dear Mr. Rausch:

On today's date you intend to sell 100,000 shares of Biopure Corporation ("Company") Class A Common Stock ("Common Stock") to a purchaser pursuant to arrangements made for you by the Company. In consideration of the Company's services in assisting you in arranging this sale, you have agreed that you will not sell any shares of common stock that you own prior to April 15, 2004 except that you may sell to members of the Board of Directors or to substantial stockholders of the Company. You also acknowledge and agree with the Company's insider trading policy, which prohibits hedging transactions.

                                            Very truly yours,

                                            BIOPURE CORPORATION



                                            By:
                                               ---------------------------
                                                  Ronald F. Richards
                                                  Chief Financial Officer

Agreed August 27, 2003


---------------------------
Carl W. Rausch